Exhibit 24
                                                              ----------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of Kathleen P. Mullinix and Edmund
M. Caviasco, or ither of them, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such person and in his or her name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any or all amendments thereto and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, granting unto said attorneys-in-fact and agent full power and authority, to do and perform each and every act and thing requisite or necessary to be done in and about the premises, to all intents and purposes as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent or their substitutes may lawfully do or cause to be done by virtue thereof.


Signature                       Title                           Date
----------                      -----                           ----

/s/ Kathleen P. Mullinix                                         March 18, 2002
--------------------------      President, and Chief Executive
Kathleen P. Mullinix            Officer


/s/ Edmund M. Caviasco          Controller                       March 18, 2002
--------------------------
Edmund M. Caviasco


/s/ Stewart J. Hen              Director                         March 18, 2002
--------------------------
Stewart J. Hen


/s/ Zola P. Horovitz            Director                         March 18, 2002
--------------------------
Zola P. Horovitz


/s/ Jonathan S. Leff            Director                         March 18, 2002
--------------------------
Jonathan S. Leff


/s/ John E. Lyons               Director                         March 18, 2002
--------------------------
John E. Lyons


/s/ Patrick J. McDonald         Director                         March 18, 2002
--------------------------
Patrick J. McDonald


/s/ Alison Tamton-Rigby         Director                         March 18, 2002
--------------------------
Alison Tamton-Rigby


/s/ Robert L. Zerbe             Director                         March 18, 2002
--------------------------
Robert L. Zerbe, M.D.